Exhibit 10.104

                   SUBSCRIPTION AND WARRANT PURCHASE AGREEMENT

         This Agreement, made and entered into this 15th day of June, 2004 (the "EFFECTIVE DATE"), by and between ULTRASTRIP SYSTEMS, INC., a Florida corporation, whose principal office is located at 3515 SE Lionel Terrace, Stuart, Florida 34997 (the "CORPORATION"), and Eugene Rainis, whose address is 290 Mountainside Rd, Mendham, New Jersey 07945 (the "PURCHASER"). The Corporation and the Purchaser are sometimes collectively referred to as the "Parties" and sometimes individually referred to as a "Party."

                                    RECITALS

         A. The Purchaser desires to subscribe for and acquire NINETY-SEVEN THOUSAND FIVE HUNDRED (97,500) warrants (the"WARRANT") of the Corporation for amounts lent to the Company pursuant to that certain extension of maturity of note and modification of Subscription and Warrant Purchase Agreement dated February 12, 2004;

         B. Each warrant shall represent the right to purchase one share of the Corporation's Common Stock;

         C. The strike price for each individual Warrant shall be $0.07 an each individual warrant will expire on March 15, 2024;

         D. In addition, the purchaser desires to subscribe for and acquire TWENTY THOUSAND AND ONE (20,001) Warrants of the Corporation for amounts lent to the Company pursuant to that certain extension of maturity of note and modification of Subscription and Warrant Purchase Agreement dated February 12, 2004.

         E. Each Warrant shall represent the right to purchase one share of the Corporation's Common Stock.

         F. The strike price for each individual Warrant shall be $1.02 and each individual Warrant will expire on March 15, 2024.

         G. The Purchaser has relied solely on the information contained in that certain Private Placement Memorandum dated June 6, 2003 (the "MEMORANDUM") and the Company's 10-KSB filing with the U.S. Securities and Exchange Commission for the year ended December 31, 2002, which the Purchaser has carefully reviewed. No oral representations have been made or oral information furnished to the Purchaser in connection with the Memorandum. The Purchaser and the Purchaser's advisors have had a reasonable opportunity to ask questions of and receive answers from the Corporation concerning the Warrants and/or Shares.

            In consideration of the foregoing RECITALS and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

           SUBSCRIPTION AGREEMENT PAGE 1 OF 6 ULTRASTRIP SYSTEMS, INC.

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                                    ARTICLE I
                         REPRESENTATIONS AND WARRANTIES

1.01 Representations and Warranties. The Purchaser represents and warrants as follows:

         (a) The Purchaser has relied solely on the information contained in that certain Private Placement Memorandum dated June 6, 2003 and the Company's 10-KSB filing with the U.S. Securities and Exchange Commission for the year ended December 31, 2002, which the Purchaser has carefully reviewed. No oral representations have been made or oral information furnished to the Purchaser in connection with the Memorandum. The Purchaser and its advisors have had a reasonable opportunity to ask questions of and receive answers from the Corporation concerning the Warrants and/or Shares.

         (b) The Purchaser has been supplied with or has sufficient access to all information, including financial statements and other financial information of the Corporation, and has been afforded an opportunity to ask questions of and receive answers from officers of the Corporation concerning information to which a reasonable investor would attach significance in making investment decisions.

         (c) The Purchaser is not subscribing for the Warrants and/or Shares as a result of or subsequent to any advertisement, articles, notice or other communication published in any newspaper, television or radio broadcast, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally.

         (d) The Purchaser has adequate means of providing for his current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Warrants and/or Shares for an indefinite period of time, has no need for liquidity in such investment, and has made commitments to investments that are not readily marketable which are reasonable in relation to the Purchaser's net worth and can afford a complete loss of such investment.

         (e) The Purchaser has such knowledge and experience in financial, tax and business matters so as to enable him to utilize the information made available to him in connection with the offering of the Warrants and/or Shares to evaluate the merits and risks of an investment in the Warrants and/or Shares and to make an informed investment decision with respect thereto.

         (f) The Purchaser is not relying on the Corporation with respect to the tax and other economic consideration of an investment in the Warrants and/or Shares, and the Purchaser has relied on the advice of, or has consulted with, only the Purchaser's own advisors.

         (g) The Purchaser has full right and power to perform pursuant to this Agreement and make an investment in the Corporation and, if the Purchaser is an entity, is authorized and otherwise duly qualified to purchase and hold the Warrants and/or Shares and to enter into this Agreement.

         (h) The Purchaser fully understands that the Warrants and/or Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of certain states and, therefore, cannot be re-sold, pledged, assigned or otherwise disposed of unless

           SUBSCRIPTION AGREEMENT PAGE 2 OF 6 ULTRASTRIP SYSTEMS, INC.

the securities are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless an exemption from such registration is available in the opinion of counsel reasonably satisfactory to counsel for the Corporation. The Purchaser is purchasing the Warrants and/or Shares for the Purchaser's own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act and applicable state securities laws. The Purchaser further acknowledges that there is presently no market for the purchase and sale of the Warrants and/or Shares and that no such market may ever exist.

         (i) The Purchaser agrees to the placement of a legend on any certificate or other document evidencing the Warrants and/or Shares, stating that they have not been registered under the Securities Act.

         (j) The Purchaser maintains his domicile, and is not merely a transient or temporary resident, at the residence address shown on the signature page hereto.

         (k) The representations, warranties and agreements contained herein and in the related Investor Qualification and Questionnaire are true and correct as of the date hereof and may be relied upon by the Corporation and, the Purchaser will notify the Corporation immediately of any adverse change in any such representations and warranties which may occur prior to the acceptance of this Agreement by the Corporation and will promptly send the Corporation written confirmation thereof. The representations, warranties and agreements of the Purchaser contained herein shall survive the execution and delivery of this Agreement and the purchase of the warrants and/or shares.

1.02 Investor Status. The Purchaser further represents and warrants as indicated below by the Purchaser's initials (initial one or more of the following four statements):

         (i) I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than $200,000 in 2002 and 2003 and I reasonably expect to have an individual income in excess of $200,000 in 2004.

         (ii) I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in 2002 and 2003 and I reasonably expect to have joint income with my spouse in excess of $300,000 in 2004.

         (iii) I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000

         (iv) I certify that I am not an accredited investor.

                                   ARTICLE II
                          SALE AND PURCHASE OF WARRANTS

2.01 Warrants to be Sold . Upon the terms and subject to the conditions contained herein, upon execution hereof the Purchaser shall purchase and accept from the Corporation the Warrants, and the Corporation shall sell and cause the transfer to Purchaser of the Warrants.

           SUBSCRIPTION AGREEMENT PAGE 3 OF 6 ULTRASTRIP SYSTEMS, INC.

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2.02 Consideration . Upon execution hereof, Purchaser shall deliver to the
Corporation a fully executed Extension of Maturity of Note Agreement, as referenced above, for the Warrants. The delivery of the Warrants is further conditioned upon Purchaser providing to Corporation the loan proceeds as described in a certain promissory note extension dated February 12, 2004 between the Parties.

2.03 Stock Split/Dividend. During the period Purchaser owns the subject Warrants, in the event the shares of the Corporation complete a stock split or if the corporation declares and issues a stock dividend, Purchaser shall be entitled to a multiple of the Warrants held by Purchaser equal to the stock split or stock dividend multiple of the Corporation. By way of example, if the Corporation's publicly traded stock splits in which each shareholder receives two shares of stock for each single share held, Purchaser shall be entitled to two Warrants for each single Warrant held by Purchaser under the same terms and conditions for exercises except that the strike price will be adjusted in proportion to the stock split or the stock dividend.

                                   ARTICLE III
                                 INDEMNIFICATION

3.01 Indemnification. The Purchaser agrees to indemnify and hold the Corporation and its agents, representatives and employees harmless from and against all liability, damage, loss, cost and expense (including reasonable attorneys' fees) which they may incur by reason of the failure of the Purchaser to fulfill any of the terms or conditions of this Agreement, or by reason of any inaccuracy or omission in the information furnished by the Purchaser herein or any breach of the representations and warranties made by the Purchaser herein or in any document provided by the Purchaser to the Corporation.

                                   ARTICLE IV
                                  MISCELLANEOUS

4.01 Miscellaneous.

         (a) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and constitutes the valid, binding and enforceable agreement of the Purchaser. If this Agreement is being completed on behalf of an entity it has been completed and executed by an authorized party.

         (b) The Memorandum, this Agreement and any documents referred to herein constitute the entire agreement between the parties hereto with respect to the subject matter hereof and together supersede all prior discussions or agreements in respect hereof.

         (c) Within five (5) days after receipt of a written request from the Corporation, the Purchaser agrees to provide such information, to execute and deliver such documents and to take, or forbear from taking, such actions or provide such further assurances as reasonably may be necessary to correct any errors in documentation or to comply with any and all laws to which the Corporation is subject or to effect the terms of the Memorandum.

         (d) The Corporation shall be notified immediately of any change in any of the information contained above occurring prior to the Purchaser's purchase of the Warrants or at any time thereafter for so long as the Purchaser is a holder of the Warrants.

           SUBSCRIPTION AGREEMENT PAGE 4 OF 6 ULTRASTRIP SYSTEMS, INC.

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                                   ARTICLE IV
                                FLORIDA BLUE SKY

5.01 Florida Blue Sky Legend.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE "FLORIDA ACT") IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. SECTION 517.061 (11) (A) (5) OF THE FLORIDA ACT PROVIDES THAT ANY PURCHASER OF SECURITIES IN FLORIDA WHICH ARE EXEMPT FROM REGISTRATION UNDER SECTION 517.061 (11) OF THE FLORIDA ACT MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE BUSINESS DAYS AFTER HE TENDERS CONSIDERATION FOR SUCH SECURITIES. THEREFORE, ANY FLORIDA RESIDENT WHO PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING STATUTORY RESCISSION RIGHT WITHIN THREE BUSINESS DAYS AFTER TENDERING CONSIDERATION FOR SECURITIES BY TELEPHONE, TELEGRAM OR LETTER NOTICE TO THE CORPORATION. ANY TELEGRAM OR LETTER SHOULD BE SENT OR POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS RECEIPT AND TO EVIDENCE THE TIME OF MAILING. ANY ORAL REQUESTS SHOULD BE CONFIRMED IN WRITING.


IN WITNESS WHEREOF, THE PARTIES EXECUTED THIS AGREEMENT THIS ____________ DAY OF _______________________________, 2004.



----------------------------------------------
(Signature of subscriber)

PRINT NAME:  _________________________________________________________

CORPORATE NAME (IF APPLICABLE): ______________________________________

TITLE OF SIGNER (IF APPLICABLE): _____________________________________

TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.: ______________________

RESIDENCE OR BUSINESS ADDRESS: _______________________________________
                               Street

                               _______________________________________
                               City                   State        Zip

MAILING ADDRESS:               _______________________________________
(If different from business    Street
address)
                               _______________________________________
                               City                   State        Zip

           SUBSCRIPTION AGREEMENT PAGE 5 OF 6 ULTRASTRIP SYSTEMS, INC.
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STATE OF NEW YORK, COUNTY OF NEW YORK, SS.:

         I CERTIFY that on ________________________, 2004

         Eugene Rainis personally came before me and acknowledged under oath, to my satisfaction, that this person (or if more than one, each person):
         (a) is named in and personally signed this document; and
         (b) signed, sealed and delivered this document as his or her act and deed.

Notary Public of the State of New York

         The foregoing instrument was sworn to, subscribed and acknowledged before me this ___th day of ______, 2004, by ____________________, who (___) is personally known to me or (___) who has produced a ________________________ driver's license as identification.

                                            NOTARY PUBLIC

                                            By:_________________________________

                                            Print Name: ________________________


ULTRASTRIP SYSTEMS, INC.


By:________________________________

Print Name:________________________

Title:_____________________________

Date:________________________, 2004


           SUBSCRIPTION AGREEMENT PAGE 6 OF 6 ULTRASTRIP SYSTEMS, INC.